SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:                3/27/00


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2000-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-68513-09
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-5594


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated January 1, 2000 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated March 27, 2000. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2000-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                    3/27/00


             Beginning
Class         Balance
   1-A1                    49,934,600.00
   1-A2                    74,265,280.06
  1-A3*                    74,265,280.06
   1-A4                      5,524,000.00
  1-A5*                      8,381,382.22
  1-A6*                      3,833,333.33
   1-A7                    30,000,000.00
  1-AP**                     7,317,381.61
   2-A1                    89,442,750.00
   2-A2                    80,477,342.20
   2-A3                    40,000,000.00
  2-A4**                     1,500,000.00
  2-A5**                     4,421,073.92
  2-AP**                        248,362.32
   3-A                     40,045,037.81
  3-AP**                     1,162,337.35
   AX*                       3,223,880.04
    B1                     12,614,514.24
   B1X*                         118,918.52
    B2                       5,588,911.19
   B2X*                           52,735.30
    B3                       3,033,238.18
    B4                       1,916,255.21
    B5                          799,272.25
    B6                       1,599,242.98
    R                 0.00

TOTAL:                   449,889,599.32


Class        Principal
 1-A1                           715,400.00
 1-A2                           838,409.20
 1-A3*                 N/A
 1-A4                                         -
 1-A5*                 N/A
 1-A6*                 N/A
 1-A7                                         -
 1-AP**                           27,454.60
 2-A1                           965,250.00
 2-A2                        4,134,181.71
 2-A3                                         -
 2-A4**                                       -
 2-A5**                         121,858.23
 2-AP**                                311.04
 3-A                            136,174.75
 3-AP**                             3,422.91
 AX*                   N/A
 B1                               11,580.44
 B1X*                  N/A
 B2                                 5,130.76
 B2X*                  N/A
 B3                                 2,784.59
 B4                                 1,759.17
 B5                                    733.75
 B6                                 1,468.14
R                     0.00

TOTAL:                       6,965,919.29

               Class
              Accrued
Class         Interest
   1-A1                         316,252.47
   1-A2                         410,238.31
  1-A3*                         146,751.29
   1-A4                           36,826.67
  1-A5*                           62,860.37
  1-A6*                           28,750.00
   1-A7                         196,250.00
  1-AP**               N/A
   2-A1                         559,017.19
   2-A2                         502,983.39
   2-A3                         258,333.33
  2-A4**               N/A
  2-A5**               N/A
  2-AP**               N/A
   3-A                          241,938.77
  3-AP**               N/A
   AX*                            21,492.53
    B1                            86,724.79
   B1X*                                817.56
    B2                            38,423.76
   B2X*                                362.56
    B3                            21,050.10
    B4                            13,298.45
    B5                              5,546.80
    B6                            11,098.44
    R                                    53.67

TOTAL:                       2,959,070.45

           Realized Loss
            of Principal
Class        Allocated
   1-A1               0.00
   1-A2               0.00
  1-A3*                N/A
   1-A4               0.00
  1-A5*                N/A
  1-A6*                N/A
   1-A7               0.00
  1-AP**              0.00
   2-A1               0.00
   2-A2               0.00
   2-A3               0.00
  2-A4**              0.00
  2-A5**              0.00
  2-AP**              0.00
   3-A                0.00
  3-AP**              0.00
   AX*                 N/A
    B1                0.00
   B1X*                N/A
    B2                0.00
   B2X*                N/A
    B3                0.00
    B4                0.00
    B5                0.00
    B6                0.00
    R                 0.00

TOTAL:               $0.00


         Net Prepmt        Current
         Interest          Interest
Class    Shortfall Amt     Shortfall (2)
 1-A1                 0.00              0.00
 1-A2                 0.00              0.00
 1-A3*                0.00              0.00
 1-A4                 0.00              0.00
 1-A5*                0.00              0.00
 1-A6*                0.00              0.00
 1-A7                 0.00              0.00
 1-AP**                N/A               N/A
 2-A1                 0.00              0.00
 2-A2                 0.00              0.00
 2-A3                 0.00              0.00
 2-A4**                N/A               N/A
 2-A5**                N/A               N/A
 2-AP**                N/A               N/A
 3-A                  0.00              0.00
 3-AP**                N/A               N/A
 AX*                  0.00              0.00
 B1                   0.00              0.00
 B1X*                 0.00              0.00
 B2                   0.00              0.00
 B2X*                 0.00              0.00
 B3                   0.00              0.00
 B4                   0.00              0.00
 B5                   0.00              0.00
 B6                   0.00              0.00
R                     0.00              0.00

TOTAL:               $0.00             $0.00

         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
 1-A1                 0.00                   49,219,200.00
 1-A2                 0.00                   73,426,870.86
 1-A3*                0.00                   73,426,870.86
 1-A4                 0.00                     5,524,000.00
 1-A5*                0.00                     8,270,096.90
 1-A6*                0.00                     3,833,333.33
 1-A7                 0.00                   30,000,000.00
 1-AP**                N/A                     7,289,927.01
 2-A1                 0.00                   88,477,500.00
 2-A2                 0.00                   76,343,160.49
 2-A3                 0.00                   40,000,000.00
 2-A4**                N/A                     1,500,000.00
 2-A5**                N/A                     4,299,215.69
 2-AP**                N/A                        248,051.28
 3-A                  0.00                   39,908,863.06
 3-AP**                N/A                     1,158,914.44
 AX*                  0.00                     3,037,046.06
 B1                   0.00                   12,602,933.80
 B1X*                 0.00                        119,376.12
 B2                   0.00                     5,583,780.43
 B2X*                 0.00                          52,891.02
 B3                   0.00                     3,030,453.59
 B4                   0.00                     1,914,496.04
 B5                   0.00                        798,538.50
 B6                   0.00                     1,597,774.84
R                     0.00              0.00

TOTAL:               $0.00   $442,923,680.03


AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
 1-A1            985.875617         14.124383          6.243879
 1-A2            982.344974         11.090069          5.426433
 1-A3            982.344974               N/A          1.941155
 1-A4           1000.000000          0.000000          6.666667
 1-A5            986.896407               N/A          7.401723
 1-A6           1000.000000               N/A          7.500000
 1-A7           1000.000000          0.000000          6.541667
 1-AP            997.021166          3.740794               N/A
 2-A1            989.323401         10.676599          6.183271
 2-A2            993.547435         51.039280          6.209671
 2-A3           1000.000000          0.000000          6.458333
 2-A4           1000.000000          0.000000               N/A
 2-A5            989.588105         27.276055               N/A
 2-AP            998.493670          1.250477               N/A
 3-A             995.876233          3.386517          6.016752
 3-AP            996.738259          2.935245               N/A
 AX              996.628229               N/A          6.644187
 B1              999.090309          0.917190          6.868746
 B1X            1003.851014               N/A          6.901435
 B2              999.090309          0.917190          6.868745
 B2X            1004.764961               N/A          6.907851
 B3              999.090310          0.917190          6.933498
 B4              999.090308          0.917190          6.933498
 B5              999.090313          0.917188          6.933500
 B6              999.090310          0.917187          6.933495
R                  0.000000          0.000000        536.726702

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
 1-A1               0.00000         971.75123            7.600%
 1-A2               0.00000         971.25491            6.629%
 1-A3                   N/A         971.25491            2.371%
 1-A4               0.00000        1000.00000            8.000%
 1-A5                   N/A         973.79271            9.000%
 1-A6                   N/A        1000.00000            9.000%
 1-A7               0.00000        1000.00000            7.850%
 1-AP               0.00000         993.28037            0.000%
 2-A1               0.00000         978.64680            7.500%
 2-A2               0.00000         942.50815            7.500%
 2-A3               0.00000        1000.00000            7.750%
 2-A4               0.00000        1000.00000            0.000%
 2-A5               0.00000         962.31205            0.000%
 2-AP               0.00000         997.24319            0.000%
 3-A                0.00000         992.48972            7.250%
 3-AP               0.00000         993.80301            7.000%
 AX                     N/A         938.87049            8.000%
 B1                 0.00000         998.17312            8.250%
 B1X                    N/A        1007.71383            8.250%
 B2                 0.00000         998.17312            8.250%
 B2X                    N/A        1007.73184            8.250%
 B3                 0.00000         998.17312            8.328%
 B4                 0.00000         998.17312            8.328%
 B5                 0.00000         998.17313            8.328%
 B6                 0.00000         998.17312            8.328%
R                   0.00000           0.00000            9.000%

Reports to Certificateholders
Trust Agreement Dated January 1, 2000
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal  181,739,801.29    223,354,399.12
Scheduled Principal        103,628.70        3,716,950.70
Curtail and Paid in Full   33,508.47         13,648.62
Paid in Full               1,452,455.14      1,495,896.79
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     180,150,208.98    218,127,903.01
Non-AP Balance             174,422,419.69    90,473,790.15

                                Group 3            Total
i) Beg Agg Sch'd Prin Bal  44,795,398.90     449,889,599.31
Scheduled Principal        127,635.97        3,948,215.37
Curtail and Paid in Full   22,194.89         69,351.98
Paid in Full               0.00              2,948,351.93
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     44,645,568.04     442,923,680.03
Non-AP Balance             43,633,060.60     308,529,270.44

ii) Aggregate Advances:         Group 1
Principal Advances                                  89,285.12
Interest Advances                              1,160,998.36

ii) Aggregate Advances:         Group 2
Principal Advances                                  52,560.50
Interest Advances                                 460,977.63

ii) Aggregate Advances:         Group 3
Principal Advances                                107,622.00
Interest Advances                                 221,448.41

ii) Aggregate Advances:          Total
Principal Advances                                249,467.62
Interest Advances                              1,843,424.40

iii) Realized Losses       Realized Losses
Realized Losses                 Current         Since Cutoff
         Group 1                        0.00              0.00
         Group 2                        0.00              0.00
         Group 3                        0.00              0.00
         Total                          0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  49,672.92         18,900.50
Master Servicing Fee                3,029.04          1,512.12
Trustee Fee                           984.42            491.41

                                Group 3            Total
iv) Servicing Fee                   9,332.34         77,905.76
Master Servicing Fee                  746.57          5,287.73
Trustee Fee                           242.64          1,718.48

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                1,145   $180,150,208.98
Group 2                                  236    $89,151,403.70
Group 3                                  221    $44,645,568.04
Total                                  1,602   $313,947,180.72

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                   58    $10,037,060.37
Group 2                                    3       $694,160.61
Group 3                                    6       $727,955.92
Total                                     67    $11,459,176.90

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    1       $196,727.69
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      1       $196,727.69

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    2       $270,948.77
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      2       $270,948.77

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

vii) Mortgage Loans becoming REO Prop during preceding month:
               Group            Loan No.

              Prin Bal      Deemed Prin Bal


viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                           Senior Certs
                                Group 1           Group 2
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

                           Senior Certs
                                Group 3
ix) Accrued and Unpaid Prin             0.00
Accrued and Unpaid Int                  0.00

                              Subordinate
                              Certificates         Total
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


xi) Class 2-A3 Guar Distribs paid                         0.00

xii) Class 2-A3 Cert Insur Prem                       1,000.00

xii) Withdrawals from Class 2-A3 Res Fund                 0.00



                                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President


         Dated:            3/31/2000